UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BAB, Inc

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BAB, Inc.

500 Lake Cook Road, Suite 475

Deerfield, Illinois 60015

(847) 948-7520

April 06, 2018

 Dear Shareholder:

You are cordially invited to attend the Company’s Annual Meeting (“Meeting”) of Shareholders to be held at 11:00 a.m. on Thursday, May 17, 2018, in the Conference Center, located at 540 Lake Cook Road (within The Corporate 500 Centre complex), Deerfield, IL 60015.

You are being asked to (1) elect the four members to the Board of Directors; (2) ratify the appointment of the independent registered public accounting firm for the year ending November 30, 2018; (3) provide, on an advisory basis, approval on the compensation of the Company’s Named Executive Officers; (4) provide, on an advisory basis, a recommendation to select a frequency of future advisory votes on executive compensation; and (5) transact such other business as may properly come before the Meeting or any adjournments thereof.

We hope that these proposals will be adopted at the Meeting.

We look forward to greeting personally those of you who are able to be present at the Meeting. However, whether or not you plan to attend, it is important that your shares be represented; accordingly, you are requested to vote by internet, e-mail, fax or mail. Please review the section on the Proxy card on voting and follow the directions for the method you choose to vote.

Very truly yours,

Michael W. Evans

President and Chief Executive Officer

BAB, Inc.

500 Lake Cook Road, Suite 475

Deerfield, Illinois 60015

(847) 948-7520

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2018

To the Shareholders of BAB, Inc.:

The Annual Meeting of shareholders of BAB, Inc. (the "Company") will be held at 11:00 a.m. on Thursday, May 17, 2018, in the Conference Center located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL 60015, for the following purposes:

1.	To elect four directors to serve for a one-year term expiring when their successors are elected and qualified at the next Meeting;

2.	To act upon a proposal to ratify the appointment of Sassetti LLC as independent registered public accounting firm of the Company for the fiscal year ending November 30, 2018;

3.	To provide, on an advisory basis, approval on the compensation of the Company’s Named Executive Officers;

4.	To provide, on an advisory basis, a recommendation to select a frequency of future advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 21, 2018 as the record date for the determination of shareholders entitled to vote at the Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO VOTE EITHER BY INTERNET, E-MAIL, FAX OR MAIL. PLEASE FOLLOW DIRECTIONS LISTED ON THE PROXY CARD FOR THE METHOD OF VOTING THAT YOU CHOOSE. IT IS IMPORTANT THAT YOU VOTE YOUR SHARES PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

By Order of the Board of Directors

Michael K. Murtaugh

Vice President and General Counsel

April 06, 2018

TABLE OF CONTENTS

General Information	1

Record Date and Voting	2

Principal Shareholders and Ownership of Management	3

Proposal 1 – Election of Directors	4

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	6

Board Committees and Compensation	6

Executive Compensation	7

Indemnification of Directors and Officers	8

Section 16(a) Beneficial Ownership Reporting Compliance	9

Certain Transactions	9

Proposal 3 – To provide, on an Advisory Basis, Approval on the Compensation of the Company’s Named Executive Officers	10

Proposal 4 - To provide, on an Advisory Basis, a Recommendation to select a Frequency of Future Advisory Votes on Executive Compensation	11

Audit Committee	12

Proposal For Fiscal 2018 Annual Meeting	13

Available Information	13

Appendix I

BAB, Inc.

500 Lake Cook Road, Suite 475

Deerfield, IL 60015

(847) 948-7520

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2018

GENERAL INFORMATION

This proxy statement is furnished to shareholders by the Board of Directors of BAB, Inc. (the "Company") for solicitation of proxies for use at the Meeting of Shareholders at 11:00 a.m. on Thursday, May 17, 2018 in the Conference Center located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL 60015, and all adjournments thereof for the purposes set forth. The Board of Directors is not currently aware of any other matters that may or could properly come before the Meeting.

Shareholders may revoke proxies before exercise by submitting a later dated proxy or by voting in person at the Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the Meeting (i) for the election of the nominees named herein and on the proxy card to the Board of Directors; (ii) for the appointment of Sassetti LLC as independent registered public accounting firm of the Company; (iii) to provide, on an advisory basis, approval on the compensation of the Company’s Named Executive Officers; (iv) to provide, on an advisory basis, a recommendation to select a three year frequency of future advisory votes on executive compensation; and (v) in the discretion of the proxy holder as to other matters which may properly come before the Meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about April 06, 2018.

Please read the proxy carefully. You will find additional information about the Company in the most recent 10-K enclosed, which includes the audited consolidated financial statements for the year ended November 30, 2017.

The Company will make arrangements with brokerage houses, other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

RECORD DATE AND VOTING

The Board of Directors has fixed March 21, 2018 as the record date for the determination of shareholders entitled to vote at the Meeting. As of the close of business on the record date, there were outstanding 7,263,508 shares of Common Stock, $0.001 par value, which is the only outstanding class of stock of the Company. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Meeting either in person or by proxy, except for election of directors, which is by plurality vote in the event of more nominees than positions (i.e. the four nominees receiving the highest number of votes would be elected).

The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions and broker non-votes on any matter (or a "withheld authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the broker indicates that it does not have discretionary authority to vote certain shares on that matter.

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

The following table sets forth as of March 21, 2018, the record and beneficial ownership of Common Stock held by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each "named executive officer" (as defined in Regulation S-K, item 401 under the Securities Act of 1933); and (iv) all executive officers and directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of March 21, 2018 includes the number of shares which such person has the right to acquire within sixty (60) days after such date.

Name and Address	Shares	Percentage
Michael W. Evans 500 Lake Cook Road, Suite 475 Deerfield, IL 60015	1,463,579 (1)(2)	20.15

Michael K. Murtaugh 500 Lake Cook Road, Suite 475 Deerfield, IL 60015	968,054	13.33

Geraldine Conn 500 Lake Cook Road, Suite 475 Deerfield, IL 60015	20,300.28

Steven G. Feldman 1101 W. Adams Chicago, IL 60607	10,000.14

James A. Lentz 1415 College Lane South Wheaton, IL 60189	14,932.21

Executive officers and directors as a group (5 persons)	2,476,865 (1)(2)	34.10

(1) Includes 31,111 shares held by child.

(2) Includes 3,500 shares inherited by spouse.

PROPOSAL 1

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the number of directors shall be fixed from time to time by resolution of the shareholders subject to increase by the Board of Directors. The directors elected at this Meeting, and at Meetings thereafter unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next Meeting. The four persons designated by the Board of Directors as nominees for election as directors at the Meeting are Michael W. Evans, Michael K. Murtaugh, Steven G. Feldman and James A. Lentz. Messrs. Evans, Murtaugh, Feldman and Lentz are currently members of the Board of Directors. Mr. Feldman and Mr. Lentz are considered independent directors for Audit Committee purposes as outlined in SEC regulations.

In the event any nominee should be unavailable to stand for election at the time of the Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

Steven G. Feldman became a director of the Company in May 2003. Mr. Feldman brings 25 plus years of experience in business, sales and marketing as the CEO of Techcare, LLC (1987-2011), an IT managed services firm in Deerfield, IL that was purchased in 2011 by All Covered, a Division of Konica Minolta Solutions, USA, Inc.   Since 2014 Mr. Feldman has been working with and investing in a variety of startup companies in the Chicago area. Mr. Feldman earned his degree in accounting and his CPA at the University of Illinois at Champaign-Urbana.

James A. Lentz became a director of the Company in May 2004. From 1971 until 2000, Mr. Lentz was a business professor for Moraine Valley Community College (MVCC). During his tenure at MVCC, Mr. Lentz taught a variety of business related classes, including accounting, finance and marketing. In addition, Mr. Lentz has 10 years of experience in the food industry, including holding the position of Director of Franchise Training for BAB Systems, Inc. from 1992 through 1996. Mr. Lentz received both his undergraduate degree and a Masters in Business Administration from Northern Illinois University.

Michael W. Evans has served as Chief Executive Officer, President and Director of the Company since its inception. Mr. Evans oversees all aspects of BAB, Inc., including franchise development, marketing, as well as all corporate franchise sales performance, corporate finance and corporate and franchise operations.

Michael K. Murtaugh has served as Vice President and General Counsel and Director of the Company since its inception. Mr. Murtaugh is responsible for dealing directly with state franchise regulatory officials, for the negotiation and enforcement of franchise and area development agreements and for negotiations of acquisition and other business arrangements. Before joining the Company, Mr. Murtaugh was a partner with the law firm of Baker & McKenzie, where he practiced law from 1971 to 1993.

The following tables set forth certain information with respect to each of the Directors and Executive Officers of the Company and certain key management personnel.

Directors and Executive Officers	Age	Position Held with Company
Michael W. Evans	61	Chief Executive Officer, President and Director
Michael K. Murtaugh	73	Vice President, General Counsel, Secretary and Director
Geraldine Conn	66	Chief Financial Officer and Treasurer
Steven G. Feldman	61	Director
James A. Lentz	70	Director

Executive Officer

Geraldine Conn joined the Company as Controller in 2001. In 2014 she became the Chief Financial Officer and Treasurer upon the resignation of the prior Chief Financial Officer. She is responsible for accounting, financial reporting, risk management and human resource administration. Ms. Conn has over 25 years of accounting and finance experience in a management role. Ms. Conn received her CPA in 1986 and a Masters in Business Administration in 1990 from DePaul University.

The Board of Directors recommends a vote FOR election of each nominee for director named herein. It is intended that proxies solicited by the Board of Directors will be voted FOR each nominee.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon recommendation of the Audit Committee, has appointed Sassetti LLC, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending November 30, 2018. If the shareholders fail to ratify such appointment, the Board of Directors will select another firm to perform the required audit services. A representative of Sassetti LLC is expected to be present at the Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. For both of the fiscal years ending November 30, 2017 and 2016, fees for audit services provided by Sassetti LLC were $63,400. For both of the fiscal years ending November 30, 2017 and 2016, tax compliance services provided by Sassetti LLC were $12,600.

The Board of Directors recommends a vote FOR ratification of the appointment of Sassetti LLC as independent registered public accounting firm. It is intended that proxies solicited by the Board of Directors will be voted FOR such ratification.

BOARD COMMITTEES AND COMPENSATION

The Board of Directors had two standing committees during the last fiscal year, the Compensation Committee and the Audit Committee.

The Compensation Committee has three members, Steven G. Feldman, James A. Lentz and Michael W. Evans, the first two being non-employee directors. The function of the Compensation Committee is to set the compensation for the Executive Officers and to recommend the compensation to the Board of Directors for approval. The Compensation Committee met once during the year and all members were in attendance.

The Audit Committee has two members, Steven G. Feldman and James A. Lentz, both are non-employee directors. The function of the Audit Committee is to interact with the independent registered public accounting firm of the Company and to recommend to the Board of Directors the appointment of the independent registered public accounting firm. The Audit Committee met four times during the year and all members were in attendance.

The Board of Directors met three times during fiscal year 2017 and all members were in attendance.

Director Compensation

Each non-employee director of the Company is paid an annual retainer of $1,000 and $300 for every Board and/or Committee Meeting.

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation by executive officers that received annual salary and bonus compensation of more than $100,000 during years 2017 and 2016 (the "Named Executive Officers"). The Company has no employment agreements with any of its executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Options Awards ($)	Nonequity Incentive Plan Compensation ($)	Non-qualified deferred Compensation earnings ($)	All other compensation ($)	Total ($)
Michael W. Evans	2017	232,886	-	-	-	-	-	10,961	243,847
President and CEO	2016	232,886	40,425	-	-	-	-	12,144	285,455

Michael K. Murtaugh	2017	174,671	-	-	-	-	-	6,816	181,487
Vice President and General Counsel	2016	174,671	30,319	-	-	-	-	7,463	212,453

Geraldine Conn	2017	105,000	-					4,817	109,817
Chief Financial Officer	2016	105,000	8,000					5,253	118,253

In fiscal 2017 bonuses were earned and waived by Mr. Evans and Mr. Murtaugh. Compensation and bonuses for Executive Officers and Directors are determined using measurable financial criteria approved by the Compensation Committee pursuant to its Charter, including, but not limited to, company profitability levels and performance in system-wide same store sales. A bonus for the Chief Financial Officer is at the discretion of the Chief Executive Officer. All other compensation includes the Company 401(k) matching funds and life insurance which is provided to all employees.

(1)	401(k) matching funds:
2017 M. Evans $9,315; M Murtaugh $6,113; G. Conn $4,200
2016 M. Evans $10,600; M. Murtaugh $6,803; G. Conn $4,682
(2)	Life insurance:
2017 M. Evans $1,646; M. Murtaugh $703; G. Conn $617
2016 M. Evans $1,544; M. Murtaugh $660; G. Conn $571

The following tables set forth any stock or stock options awarded to executive officers that are exercisable and not yet exercised or unexercisable as of November 30, 2017:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Michael W. Evans	-	-	-
President and CEO	-	-	-

Michael K. Murtaugh	-	-	-
Vice President and General Counsel	-	-	-

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

(Continued)

Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael W. Evans
President and CEO	-	-	-	-

Michael K. Murtaugh
Vice President and General Counsel	-	-	-	-

The following table sets forth any compensation paid to directors during fiscal year ended November 30, 2017:

DIRECTOR COMPENSATION

Compensation for fiscal year ended November 30, 2017

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualifies deferred compensation earnings ($)	All other compensation ($)	Total ($)
Steven Feldman	2,500	-	-	-	-	-	2,500

James Lentz	2,500	-	-	-	-	-	2,500

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Certificate of Incorporation limits personal liability for breach of fiduciary duty by its directors to the fullest extent permitted by the Delaware General Corporation Law ("Delaware Law"). Such Certificate eliminates the personal liability of directors to the Company and its shareholders for damages occasioned by breach of fiduciary duty, except for liability based on breach of the director's duty of loyalty to the Company, liability for acts or omissions not made in good faith, liability for acts or omissions involving intentional misconduct, liability based on payments of improper dividends, liability based on violation of state securities laws and liability for acts occurring prior to the date such provision was added. Any amendment to or repeal of such provisions in the Company's Certificate of Incorporation shall not adversely affect any right or protection of a director of the Company with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

In addition to Delaware Law, the Company's Bylaws provide that officers and directors of the Company have the right to indemnification from the Company for liability arising out of certain actions to the fullest extent permissible by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Company pursuant to such indemnification provisions, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were met for the fiscal year ended November 30, 2017.

CERTAIN TRANSACTIONS

The following information relates to certain relationships and transactions between the Company and related parties, including officers and directors of the Company. It is the Company's policy that it will not enter into any transactions with officers, directors or beneficial owners of more than 5% of the Company's Common Stock, or any entity controlled by or under common control with any such person, on terms less favorable to the Company than could be obtained from unaffiliated third parties and all such transactions require the consent of the majority of disinterested members of the Board of Directors.

No aforementioned transactions were entered into during the fiscal year ended November 30, 2017.

PROPOSAL 3

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

(“SAY-ON-PAY PROPOSAL”)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company is seeking shareholder approval, on an advisory, non-binding basis, for the compensation of the Company’s Named Executive Officers (“Say-on-Pay Proposal”). This Say-on-Pay Proposal gives shareholders the opportunity to express their views on the Company’s compensation of its Named Executive Officers disclosed in the executive compensation tables and Executive Compensation Section of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers. The timing of future votes will be determined by the Board, but will occur no less frequently than every three years.

The Company’s compensation programs for Executive Officers are designed to attract, motivate and retain talented executives who are critical to the success of the Company. The Compensation Committee reviews and recommends to the Board of Directors compensation paid or awarded to the Company’s Executive Officers. The Company is requesting its shareholders to indicate their support for compensation of its Named Executive Officers by approving the following resolution:

“RESOLVED, that the shareholders of the Company approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, in the executive compensation tables and related narrative discussion set forth in the Company’s 2017 Proxy Statement.”

Assuming that a quorum is present, the non-binding, advisory resolution requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote on the matter.

Because your vote is advisory, it will not be binding upon the Board of Directors and may not be construed as overruling a decision or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Board of Directors values the opinions of the Company’s shareholders and will consider the outcome of the vote when reviewing and recommending future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote “For” the resolution approving the Company’s compensation for its Named Executive Officers.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY

VOTE ON THE SAY-ON-PAY PROPOSAL

Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, the Company is seeking shareholder recommendation, on an advisory, non-binding basis, regarding the frequency of holding shareholder advisory votes on the Say-on-Pay Proposal. In particular, the shareholders are asked to vote on whether a Say-on-Pay Proposal advisory vote should occur every year, every two years, or every three years or to abstain. The Board will seek this vote in future years no less frequently than once every six calendar years.

The Board of Directors believes that an advisory vote every three years on the Say-on-Pay Proposal would be most appropriate for the Company. This would give Company’s shareholders sufficient opportunity to react to emerging trends in executive compensation. In addition, a triennial vote would provide the Compensation Committee and Board of Directors the time to thoughtfully evaluate shareholder reactions and implement any necessary changes to the executive compensation program and compensation decisions. The Company is requesting its shareholders to provide an advisory vote on the following resolution:

“RESOLVED, that the shareholders of the Company advise the Company to include a non-binding, advisory vote on the compensation of the Company’s Named Executive Officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, every:

•	one year;
•	two years; or
•	three years.”

Assuming that a quorum is present, the non-binding, advisory recommendation of the shareholders for the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast.

Because your vote is advisory, it will not be binding on the Board of Directors and may not be construed as overruling a decision by or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Compensation Committee and the Board of Directors value shareholder opinions and will consider the voting results when determining the frequency of future advisory votes on executive compensation.

The Board of Directors unanimously recommends that shareholders select “three years” on the proposal recommending the frequency of advisory votes on executive compensation.

AUDIT COMMITTEE

The following is a report of the Audit Committee.  The Audit Committee consists of two members, who are both independent directors and both have been deemed to be financial experts as defined in Regulation S-K, Item 407.  The two independent directors comply with the definition of "independent directors" as required by current law and regulations. The Audit Committee has adopted a written Audit Charter. See Appendix I in this document for the Charter in its entirety.

Report of Audit Committee

 To the Board of Directors of BAB, Inc.:

We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended November 30, 2017. We ascertain that we meet the criteria as required by the SEC for independent directors.

We have discussed with Sassetti LLC, the Company's independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees.

We have received and reviewed the written disclosures and the letter from Sassetti LLC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and have discussed with Sassetti LLC its independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2017.

Fees for audit services provided by Sassetti LLC for fiscal year 2017 amounted to $63,400. The tax compliance services were provided by Sassetti LLC during fiscal year 2017 totaled $12,600. We believe that the payments made to Sassetti LLC are reasonable.

We recommend to the Board of Directors that the firm of Sassetti LLC be retained for fiscal 2018 as the firm’s independent registered public accounting firm.

/s/ Steven G. Feldman

/s/ James A. Lentz

PROPOSALS FOR FISCAL 2018 ANNUAL MEETING

It is currently anticipated that the next Meeting, for the fiscal year ending November 30, 2018 (the "2018 Annual Meeting") will be held in May, 2019. Shareholders who intend to submit proposals for inclusion in the 2018 Proxy Statement and Proxy for shareholder action at the 2018 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate office no later than December 11, 2018.

Additionally, if the Company receives notice of a shareholder proposal after February 23, 2019, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to the proposal.

AVAILABLE INFORMATION

Copies of the Company’s Annual Report on Form 10-K will be sent without charge to any shareholder requesting the same in writing from: BAB, Inc., Attention: Investor Relations, 500 Lake Cook Road, Suite 475, Deerfield, IL 60015, Phone (847) 948-7520.

By Order of the Board of Directors

Michael K. Murtaugh

Vice President and General Counsel

Dated: April 06, 2018

Deerfield, Illinois

Appendix I

BAB, INC.

AUDIT COMMITTEE CHARTER

MAY 23, 2008

I. PURPOSE

The primary function of the Audit Committee (Committee) is to assist the Board of Directors (Board) in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information to be provided by the Company to any governmental body or the public, reviewing the Company’s systems of accounting internal control and reviewing the Company’s accounting and financial reporting processes. The Committee’s primary duties and responsibilities are to:

■

Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm (independent auditors) engaged for the purpose of preparing or issuing an audit report on financial statements and on internal control over financial reporting (as required), or performing other audit, review or attest services for the Company. The independent auditors report directly to the Committee.

■

Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

■	Engage independent counsel and other advisors as it deems necessary to carry out its duties.

■	Monitor the Company’s financial reporting process and internal control system and recommend changes to the Board.

While the Committee shall have the responsibilities and powers set forth in this Charter, it shall not be the duty of the Committee to plan or conduct audits, or to determine whether the Company’s financial statements are complete, accurate or in accordance with generally accepted accounting principles (GAAP). These are the responsibilities of the Company’s management.

The Committee will primarily fulfill these responsibilities by carrying out the specific activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of at least two directors elected by the Board, each of whom shall be an independent director, as defined by current laws and regulations. All members of the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Committee. All members of the Committee shall be financially literate and at least one member of the Committee shall be designated as a “financial expert” as defined by current laws and regulations. The Committee may hire independent counsel or other consultants as necessary to fulfill its duties.

The members of the Committee shall be elected by the Board at the annual meeting of the shareholders and shall serve until their successors shall be duly elected and qualified.

III. MEETINGS

The Committee shall meet at least four times annually which typically would be prior to issuance of the Company’s quarterly and annual financial statements to the public. The Committee can meet more often as circumstances dictate. Meetings may be executed by conference calls and/or via email of correspondence to/from the Company’s management and independent auditors. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

IV. RESPONSIBILITIES

To fulfill its responsibilities and duties the Committee shall:

1.	Review and recommend amendments to this Charter periodically as conditions dictate.

2.

Recommend to the Board the selection, retention or dismissal of the independent auditors (considering independence, effectiveness and cost) and approve the fees and other compensation to be paid to the independent auditors.

3.	Conduct investigations to resolve disagreements, if any, between management and the Company’s independent auditor.

4.

Pre-approve all audit and non-audit services, including the scope and timing, fees and terms thereof, to be performed for the Company by the independent auditors to the extent required by and in the manner consistent with applicable law.

5.	Review the representations made by management to the independent auditors via review of the Management Representation letter.

6.	Advise the independent auditors that they are ultimately accountable to the Board of Directors and the Committee.

7.

Review the Company’s annual and quarterly financial statements as well as the reports, opinions or reviews rendered by the independent auditors in connection with such financial statements and discuss them as necessary with the Company’s management and independent auditors prior to public filing.

8.	Consult quarterly with the Company’s management and the independent auditors as to the quality, not just the acceptability, of Company’s accounting principles as applied to its financial reporting.

9.	Consult annually with the independent auditors relative to the Company’s internal controls.

10.

Based on review of the annual financial statements, the accompanying Report of Independent Registered Public Accounting Firm and discussions with the independent auditors, recommend (or do not recommend) the inclusion of the annual financial statements in the Company’s Annual Report on Form 10-K. As part of this review, examine the independent auditors’ audit adjustments as well as the schedule of adjustments passed.

11.

On an annual basis, obtain and review a formal written statement from the independent auditors disclosing relationships with and services provided to the Company which may affect their objectivity and independence.

12.

Discuss with the independent auditors and management, the integrity of the Company’s financial reporting processes, both internal and external, and oversee management’s development of and adherence to a sound system of internal accounting controls over financial reporting.

13.	Consider, and if appropriate, recommend to the Board changes to the Company’s accounting principles and practices as suggested by the independent auditors or management.

14.

Inquire of management and the independent auditors about the significant risks or exposures facing the Company and assess management’s actions and proposals to minimize such risks and periodically review compliance with such steps.

15.

Review with management and the independent auditors the critical accounting policies and procedures used by the Company and any alternative treatments within GAAP that have been discussed with management and the ramifications of each alternative.

16.	Review with management and the independent auditors the basis for and reasonableness of the critical accounting estimates used by the Company.

17.	Review management’s certifications and internal testing on internal controls over financial reporting and disclosure controls in public filings on Forms 10-Q and 10-K.

18.	Inquire of management as to status of its compliance with Sarbanes-Oxley and of the independent auditors’ role in review and testing of such compliance as required.

19.	Review with the CFO and independent auditors the independent auditors’ Management Letter if applicable and Company management’s response to ensure significant findings are adequately addressed.

20.	Review with management and the independent auditors the effect of current as well as proposed regulatory and accounting pronouncements and initiatives as well as any off-balance-sheet arrangements.

21.

Review with management and the independent auditors any significant deficiencies or material weaknesses in internal control over financial reporting, serious difficulties or disputes with management encountered during the annual audit and other matters required to be discussed by PCAOB Auditing Standard No. 16, Communication with Audit Committees.

22.	Inquire of management if they are aware of any noncompliance with laws and regulations, with the Company’s own accounting policies and procedures and with the Company’s Code of Conduct.

23.	Periodically review the Company’s Code of Conduct to ensure it’s adequate and up-to-date and there is a method to ensure it’s being complied with.

24.

Review the procedures for receipt, retention and treatment of complaints, including confidential, anonymous submissions by employees received by the Company regarding accounting, internal controls or other matters that may be submitted by internal and external parties to the Company.

BAB, INC.
ATTN: MS. GERI CONN
500 LAKE COOK ROAD, SUITE 475
DEERFIELD, IL 60015

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E45429-P03065 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BAB, INC.

The Board of Directors recommends a vote "FOR" the election of Directors, "FOR" Proposals 2, 3 and 5 and "Three years" for Proposal 4:

Nominees:

	For	Withhold
1a. Michael W. Evans	☐	☐
1b. Steven G. Feldman	☐	☐
1c. James A. Lentz	☐	☐
1d. Michael K. Murtaugh	☐	☐

	For	Against	Abstain
2. To act upon a proposal to ratify the appointment of Sassetti LLC as independent auditors of the Company for the fiscal year ending November 30, 2018.	☐	☐	☐
3. Proposal to provide approval of the compensation of the Company's named executive officers (advisory only).	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Recommendation regarding the frequency of advisory votes on executive compensation (advisory only).	☐	☐	☐	☐

	For	Against	Abstain
5. To vote in the discretion of the proxy holder, on all business as may properly come before the Meeting or any adjournment thereof.	☐	☐	☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each nominee, for the adoption of Proposals 2 and 3, three years for Proposal 4 and in the discretion of the proxy holder on such other business as may properly come before the Meeting.

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

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